EXHIBIT 2

ROSCOE POSTLE ASSOCIATES INC.	www.rpacan.com
Suite 501 55 University Avenue P.O. Box 55 Toronto, Ontario M5J 2H7 Tel: (416) 947-0907 Fax: (416) 947-0395

FILED BY SEDAR

April 8, 2005

Ontario Securities Commission
British Columbia Securities Commission
Alberta Securities Commission
Saskatchewan Financial Services Commission (Securities Division)
Manitoba Securities Commission
Autorité des marchés financiers
New Brunswick Securities Commission
Nova Scotia Securities Commission
Newfoundland and Labrador, Securities Division, Department of Government
Services and Lands
Registrar of Securities, Prince Edward Island

Dear Sirs/Mesdames:

Re: Aber Diamonds Corporation (the "Company")

Pursuant to Section 8.3 of National Instrument 43-101, this letter is being filed as the consent of John T. Postle, M.Sc., P.Eng., of Roscoe Postle Associates Inc. to the filing of the report "Diavik Diamond Mine Mineral Reserve and Resource Audit prepared for Aber Diamond Corporation" dated April 8, 2005 (the "Report").

I hereby consent to the filing of the Report with the securities regulatory authorities noted above.

Sincerely,

ROSCOE POSTLE ASSOCIATES INC.

[SIGNATURE]

John T. Postle, M.Sc., P.Eng.
Consulting Mining Engineer

ROSCOE POSTLE ASSOCIATES INC.	www.rpacan.com
Suite 501 55 University Avenue P.O. Box 55 Toronto, Ontario M5J 2H7 Tel: (416) 947-0907 Fax: (416) 947-0395

FILED BY SEDAR

April 8, 2005

Ontario Securities Commission
British Columbia Securities Commission
Alberta Securities Commission
Saskatchewan Financial Services Commission (Securities Division)
Manitoba Securities Commission
Autorité des marchés financiers
New Brunswick Securities Commission
pNova Scotia Securities Commission
Newfoundland and Labrador, Securities Division, Department of Government
Services and Lands
Registrar of Securities, Prince Edward Island

Dear Sirs/Mesdames:

Re: Aber Diamonds Corporation (the "Company")

Pursuant to Section 8.3 of National Instrument 43-101, this letter is being filed as the consent of William E. Roscoe, Ph.D., P.Eng., of Roscoe Postle Associates Inc. to the filing of the report "Diavik Diamond Mine Mineral Reserve and Resource Audit prepared for Aber Diamond Corporation" dated April 8, 2005 (the "Report").

I hereby consent to the filing of the Report with the securities regulatory authorities noted above.

Sincerely,

ROSCOE POSTLE ASSOCIATES INC.

[SIGNATURE]

William E. Roscoe, Ph.D., P.Eng.
Consulting Geologist